Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement Nos. 333-4802 and 333-44143.


                                 /S/  ARTHUR ANDERSEN LLP

Seattle, Washington
March 26, 1998